Taxes Payable (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Taxes Payable
Sales tax		41,028	71,371
Withholding individual income taxes for employees		31,335	27,445
Enterprise income taxes		297,457	269,198
Others		19,645	23,755
Total taxes payable	$ 62,513	389,465	391,769